UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 8, 2007
                (Date of earliest event reported): (May 8, 2007)


                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      33-59650                   13-3662953
--------------------------------------------------------------------------------
   (State or Other                 (Commission               (I.R.S. Employer
    Jurisdiction                   File Number)             Identification No.)
  of Incorporation)

             237 Park Avenue
            New York, New York                             10017
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On May 8, 2007, Revlon, Inc., the parent company of Revlon Consumer Products Corporation, issued a press release announcing its earnings for the first quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In accordance with General Instruction
B.2 to the Form 8-K, the information under this Item 7.01 and the press release attached hereto as Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1 Press release dated May 8, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on May 8, 2007).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REVLON CONSUMER
                                             PRODUCTS CORPORATION

                                             By: /s/ Robert K. Kretzman
                                                 -------------------------------
                                             Robert K. Kretzman
                                             Executive Vice President, Human
                                             Resources, Chief Legal Officer,
                                             General Counsel and Secretary



Date: May 8, 2007

                                  EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

         99.1 Press release dated May 8, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on May 8, 2007).